Accounts Receivable	12 Months Ended
Dec. 31, 2012
Accounts Receivable [Abstract]
Accounts Receivable
(4) Accounts Receivable
The Company has two credit programs, the QVC Easy-Pay Plan (known as Q Pay in Germany and the United Kingdom) and the QVC-U.S. revolving credit card program. The QVC Easy-Pay Plan permits customers to pay for items in two or more installments. When the QVC Easy-Pay Plan is offered by QVC and elected by the customer, the first installment is billed to the customer's credit card upon shipment. Generally, the customer's credit card is subsequently billed up to five additional monthly installments until the total purchase price of the products has been billed by the Company.
Prior to August 2, 2010, the Company had an agreement with a large consumer financial institution (the "Bank") whereby the Bank provided revolving credit directly to QVC customers solely for the purchase of merchandise from the Company. The Company was required to maintain noninterest bearing deposits with an affiliate of the Bank based upon the aggregate size of the portfolio balance. The Company received a fee that varied based on the performance of the portfolio and was offset by a servicing fee retained by the Bank.
Effective August 2, 2010, upon the expiration of the existing agreement, the Company entered into an amended agreement that expires in August 2015 with the Bank. Under the amended agreement, the Company receives a portion of the economics from the credit card program according to percentages that vary with the performance of the portfolio. Upon entering into the amended agreement, the Company recovered its noninterest bearing cash deposit maintained in connection with the prior agreement in the amount of $501 million, which is included in the effects of changes in working capital items on the consolidated statement of cash flows. This deposit had previously been recorded as a component of accounts receivable.
The net amount of finance income resulting from credit card operations is included as a reduction of selling, general and administrative expenses and comprised the following:

	Years ended December 31,
(in millions)	2012	2011	2010
Finance charges earned on customers' account balances	$—	—	81
Less service fees	—	—	(10)
Subtotal	—	—	71
Finance income under amended agreement	65	58	20
Net finance income	$65	58	91
The Company also accepts major credit cards for its sales. Accounts receivable from major credit cards represents amounts owed to QVC from the credit card clearing houses for amounts billed but not yet collected.
Accounts receivable consisted of the following:

	December 31,
(in millions)	2012	2011
QVC Easy-Pay plan	$816	808
Major credit card and other receivables	313	291
	1,129	1,099
Less allowance for doubtful accounts	(74)	(79)
Accounts receivable, net	$1,055	1,020
A summary of activity in the allowance for doubtful accounts was as follows:

(in millions)	Balance beginning of year	Additions‑ charged to expense	Deductions‑ write-offs	Change in revolving credit card program	Balance end of year
2012	$79	75	(80)	—	74
2011	66	68	(55)	—	79
2010	81	78	(73)	(20)	66
Pursuant to the amended agreement with the Bank, QVC is no longer responsible for reimbursing the Bank for bad debts related to the portfolio. QVC had a balance of $20 million reserved for portfolio bad debt as of the date of the commencement of the amended arrangement. QVC recognizes this amount as reduction of selling, general, and administrative expenses over the 5 year life of the amended agreement.
The carrying value of accounts receivable, adjusted for the reserves described above, approximates fair value as of December 31, 2012, 2011 and 2010.